                                                                   Exhibit 10.18

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (a) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (b) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

No. UL-1                                            Number of Shares: 40,000
Date of Issuance: March 7, 2001                     Subject to Adjustment in the
                                                    Manner Described Below

                               WARRANT TO PURCHASE

                      40,000 SHARES (SUBJECT TO ADJUSTMENT)

                               OF COMMON STOCK OF

                                LENDINGTREE, INC.


         LendingTree, Inc., a Delaware corporation (the "COMPANY"), for value received, hereby certifies that The Union Labor Life Insurance Company, a Maryland corporation, on behalf of its Separate Account P (collectively, with its registered assigns the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time on or after March 7, 2001 until March 7, 2006 (the "EXERCISE PERIOD"), 40,000 (subject to adjustment as provided herein) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), or any other equity securities or other property that may be issued in addition thereto or in substitution therefor, as provided herein, at a price of $.01 per share (the "EXERCISE PRICE"). The number and character of the shares of Common Stock issuable upon exercise hereof and the purchase price therefor are subject to adjustment as provided below, and the term "Common Stock" shall include, unless the context otherwise requires, the stock and other property at the time receivable upon the exercise of this Warrant or any warrants delivered in substitution or exchange therefor as provided herein (the "WARRANT"). This Warrant is being issued pursuant to the credit agreement, dated as of March 7, 2001, between the Company and the Registered Holder (the "CREDIT AGREEMENT"). As used herein, the term "WARRANT STOCK" shall mean the Common Stock issuable upon exercise of this Warrant.

         1.       EXERCISE.

                  (a) This Warrant may be exercised in whole or part by the Registered Holder at any time during the Exercise Period by surrendering this Warrant at the principal office of the Company (or at such other office or agency as the Company may designate by notice in writing to the Registered Holder pursuant to Section 11 hereto) with the purchase form appended hereto as Appendix A duly executed by such Registered Holder, accompanied by payment in full by cash, check or wire transfer in the amount equal to (i) the number of shares of Warrant Stock for which this Warrant is being exercised multiplied by (ii) the Exercise Price (the "PURCHASE PRICE"). This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, except that the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon a partial exercise of this Warrant in accordance with the terms hereof, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Registered Holder without any charge therefor.

                  (b) The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the Registered Holder or Registered Holders of record of the Warrant Stock represented by such certificates.

                  (c)      Net Issuable Exercise.

                           (i) Notwithstanding the payment provisions set forth above, in lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares of Warrant Stock equal to the value of this Warrant by surrender of this Warrant at the principal office of the Company, together with notice of such election, in which event the Company shall issue to the Registered Holder a number of shares of Warrant Stock computed using the following formula:

                                   X = Y (A-B)
                                         -----
                                           A

Where    X = The number of shares of Warrant Stock to be issued to the
             Registered Holder.

         Y = The number of shares of Warrant Stock as to which the Warrant is being exercised.

         A = The Fair Market Value (as defined below) of one share of Warrant
             Stock (at the date of such calculation).

         B = The Exercise Price (as adjusted to the date of such calculation).

                           (ii) "FAIR MARKET VALUE" shall mean, as of any date,
         (i) if shares of the Common Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the 20 consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the Nasdaq National Market ("NMM"), the average of the closing prices as reported on the NMM during the 20 consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NMM; or (iii) if the shares of the Common Stock are not traded on a national securities exchange or the NMM but are otherwise traded over-the-counter, the arithmetic average (for consecutive trading days) of the mean between the highest bid and lowest asked prices as of the close of business during the 20 consecutive trading days preceding the trading day immediately prior to such date as quoted on the National Association of Securities Dealers Automated Quotation system or an equivalent generally accepted reporting service. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Fair Market Value shall be such value as agreed upon by the Company and the Registered Holder or, if the Company and the Registered Holder cannot otherwise agree, the Fair Market Value shall be determined by an independent nationally recognized investment banking firm experienced in valuing businesses jointly chosen by the Registered Holder and the Company.

                  (d) As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment of any applicable transfer taxes ) may direct, a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, together with cash, in lieu of any fraction of a share, equal to such fraction of the then Fair Market Value on the date of exercise of one full share of Common Stock.

         2.       OTHER ADJUSTMENTS.

                  (a) Stock Dividends, Splits, Combinations, Reclassifications, etc. In the event that the Company shall, at any time after the date of original issuance hereof until the expiration of the Exercise Period, (i) pay a dividend or make a distribution on its Common Stock, (ii) subdivide shares of its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Registered Holder shall be entitled to purchase the aggregate number and kind of shares which, if the Warrant had been exercised at the Exercise Price in effect immediately prior to such event, the Registered Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification; and the Exercise Price shall automatically be adjusted immediately after the payment date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination or reclassification, to allow the purchase of such aggregate number and kind of shares.

                  (b) In case of any reclassification or change of the outstanding securities of the Company or of any merger, reorganization or consolidation of the Company (other than a

Reorganization (as defined below), causing an adjustment in accordance with
Section 3 below) or any similar corporate reorganization on or after the date of original issuance hereof, then and in each such case the Registered Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, merger, reorganization or consolidation, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                  (c) When any adjustment is required to be made pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2.

         3. REORGANIZATION. Simultaneous with the closing of a consolidation or merger in which the Company is not the surviving entity or the closing of a merger, consolidation, acquisition of all or substantially all of the assets or stock of the Company by another entity (the "SURVIVING ENTITY") as a result of which the stockholders of the Company will own less than 50% of the voting capital stock of the Surviving Entity or the entity that controls such Surviving Entity immediately after the transaction or, in the case of a sale of assets, the Company will own after the transaction less than 50% of the assets owned by the Company prior to the transaction (collectively a "REORGANIZATION") prior to the exercise of the Warrant or the expiration of the Exercise Period, as a result of which the stockholders of the Company receive cash, stock or other property in respect of their shares of Warrant Stock, this Warrant shall become, if it is not already, immediately exercisable. Furthermore, the Surviving Entity will, at the closing of such Reorganization, assume the obligations of the Company hereunder and this Warrant will be exchanged for a warrant to purchase such kind and number of shares of capital stock or other securities or property of the Company or the Surviving Entity to which the Registered Holder would have been entitled if it had held the Warrant Stock issuable upon the exercise hereof immediately prior to such Reorganization, which warrant shall have the same terms and conditions hereof. The Company shall deliver to the Registered Holder notice of the Reorganization no less than thirty (30) business days before the date scheduled for closing of the Reorganization.

         4.       SALE OF SHARES BELOW PURCHASE PRICE.

                  (a) If at any time or from time to time the Company sells, or is deemed by the express provisions of this Section 4 to have sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in Section 2 and other than upon a subdivision, combination or reclassification of shares of Common Stock as provided in Section 2, for an Effective Price (as hereinafter defined) less than the Fair Market Value, then in such case the number of shares of Warrant Stock for which this Warrant shall thereafter be exercisable shall be adjusted in accordance with the following formula:

                          N' =  N x      O'
                                     ---------
                                     O + P x A
                                         -----
                                           M
where:

         N' = the adjusted number of shares of Warrant Stock.
         N  = the then current number of shares of Warrant Stock.
         O  = the number of shares of Common Stock outstanding immediately prior to the issuance or deemed issuance of such Additional Shares.
         P  = the Effective Price for the issuance or deemed issuance of such
              Additional Shares.
         M  = the Fair Market Value per share on the date of issuance or deemed issuance of such Additional Shares.
         O' = the number of shares of Common Stock outstanding immediately after the issuance or deemed issuance of such Additional Shares.
         A = the number of Additional Shares of Common Stock deemed to have been issued.

                  The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                  Upon each adjustment of the number of shares of Warrant Stock issuable upon exercise hereof pursuant to this Section 4(a), the Exercise Price shall be adjusted as follows:

                                E' = E x N
                                         --
                                         N'
where:

         N' = the adjusted number of shares of Warrant Stock issuable upon exercise of this Warrant.
         N  = the number or shares of Warrant Stock previously issuable upon exercise of this Warrant by payment prior to the adjustment. E' = the adjusted Exercise Price.
         E  = the Exercise Price prior to adjustment.

provided, however, that in no event shall the Exercise Price be reduced below the par value of shares of Common Stock for which this Warrant is exercisable.

                  (b) For the purpose of making any adjustment required under this Section 4, the consideration received by the Company for any issue or sale of securities shall (i) to the extent it consists of cash be computed at the amount of cash received by the Company, (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Company (the "Board") and as reasonably agreed to by the Registered Holder, (iii) if Additional Shares of Common Stock,

Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board and as reasonably agreed to by the Registered Holder to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options, and (iv) be computed after reduction for all indemnity fees, discounts and commissions and placement or similar fees.

                  (c) For the purpose of the adjustment required under this
Section 4, if the Company issues or sells any rights or options for the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Fair Market Value then in effect, then in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the number of shares of Warrant Stock issuable hereunder, adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, converted or exchange, the number of shares of Warrant Stock issuable hereunder shall be readjusted to the number which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

                  (d) For the purpose of the adjustment required under this
Section 4, if the Company issues or sells, or is deemed by the express provisions of this subsection to have issued or sold, any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Fair Market Value then in effect, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of

Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options and plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the number of shares of Warrant Stock issuable hereunder, adjusted upon the issuance of such rights or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of paragraph (c) above for the readjustment of the number of shares of Warrant Stock issuable hereunder upon the expiration of rights or options or the rights of conversion or exchange of Convertible Securities shall apply mutatis mutandis to the rights, options and Convertible Securities referred to in this paragraph (d).

                  (e) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock (or rights or options to acquire Common Stock) issued or deemed to be issued by the Company on or after the Issue Date, whether or not subsequently reacquired or retired by the Company, other than (i) shares of Common Stock issued upon the exercise of this Warrant or the Convertible Securities, (ii) shares issued pursuant to any agreement made or executed prior to the date hereof and disclosed in, or in the exhibits to, the Credit Agreement, including Shares issued pursuant to Financing Transactions (as such term is defined in the Credit Agreement), (iii) shares issued pursuant to the 1997 Stock Option Plan, the 1998 Stock Option Plan, the Amended and Restated 1999 Stock Option Plan, the 2001 Stock Option Plan, and the Employee Stock Purchase Plan (each as in effect, and with respect to securities issuable thereunder, on March 7, 2001), (iv) shares of Common Stock issuable upon exercise of the warrants set forth on Schedule A attached hereto, and (v) shares of Common Stock issued or issuable to vendors, consultants or third parties and approved by the Board of Directors. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 4, into the aggregate consideration received, or deemed to have been received, by the Company for such issue under this Section 4, for such Additional Shares of Common Stock.

                  (f) Any reduction in the conversion price of any Convertible Security, whether outstanding on the Issue Date or thereafter, or the exercise price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Issue Date or thereafter), to an Effective Price less than the then Fair Market Value shall be deemed to be an issuance of such Convertible Security and the issuance of all such options, warrants or subscription rights, and the provisions of Section 4(c) and (d) shall apply thereto mutatis mutandis.

                  (g) In case any shares of stock or other securities, other than Common Stock of the Company, shall at the time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the number of shares of Warrant Stock issued hereunder shall forthwith be adjusted, substantially in the manner provided for above in this Section 4, so as to protect the holder of this Warrant against the effect of such dilution.

                  (h) In case the Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them (i) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then, for purposes of this Warrant, such record date shall be deemed to be the date of the issue or sale of the Additional Shares of Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

         5. TRANSFERS. This Warrant shall be transferred by the Registered Holder only (i) in a widely disbursed public distribution; (ii) in a private sale in which no single party acquires warrants exercisable for more than two percent of the Company's voting shares; or (iii) to a single party owning a majority of the Common Stock. Notwithstanding the foregoing, neither this Warrant nor any securities purchased upon exercise of this Warrant may be transferred unless either (i) such transfer is registered under the Securities Act of 1933 (the "SECURITIES ACT") and any applicable state securities or blue sky laws or (ii) the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws. If the Registered Holder wishes to transfer the shares pursuant to (ii) above and in the good faith determination of the General Counsel (and/or outside counsel) of the Company), there is a reasonable basis for the belief that such transfer would require registration under the Securities Act and/or any applicable state securities or blue sky laws, the Company may require that the Registered Holder furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act and any applicable state securities or blue sky laws. Upon any transfer of all or a portion of the Warrant in compliance with this Section 5 and Section 13, the transferee shall be deemed a Registered Holder.

         6. LEGEND. A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof and any certificate representing a security issued pursuant to the exercise hereof, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred; provided, however, that such legend shall not be required and a stop transfer restriction order shall not be placed if (i) in the opinion of counsel to the Registered Holder (which shall be reasonably satisfactory to the Company) registration of any future transfer is not required by the applicable provisions of the Securities Act, (ii) the Company shall have waived the requirements of such legends or (iii) the transfer of Warrant Stock shall be made in compliance with the requirements of Rule 144(k).

         7. REGISTERED HOLDER ITS OWNER. Except as provided in Section 5 hereto, the Company may deem and treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes regardless of any notice to the contrary.

         8. NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any share of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding.

         9. EXPIRATION. This Warrant (and the right to purchase securities upon exercise hereof) shall be void and all rights represented thereby shall cease unless exercised during the Exercise Period. All restrictions set forth herein on the shares of capital stock issued upon exercise of any rights hereunder shall survive such exercise and expiration of the rights granted hereunder.

         10.      REGISTRATION RIGHTS.

                  (a) The Warrant Stock is entitled to the benefits of that certain Registration Rights Agreement among the Company, the Registered Holder and other parties thereto dated the "Closing Date" (as defined in the Credit Agreement), and shall be deemed "Registrable Shares" for all purposes thereunder.

         11.      NOTICES OF CERTAIN TRANSACTIONS. In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution other than as described in Section 2, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend distribution right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

         12. The Company represents and warrants to the Registered Holder that from January 24, 2001 through March 7, 2001 there has been no transaction or event which, had this warrant been issued prior to or was outstanding on January 24, 2001, would have triggered an adjustment pursuant to Section 2, 3 or 4 hereof.

         13. RESERVATION OF STOCK; TAXES. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. The Company covenants that all Common Stock that may be issued upon the exercise of rights represented by this Warrant will, upon exercise, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company shall pay all taxes and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing Common Stock issued hereunder.

         14. EXCHANGE OF WARRANT. Upon the surrender by the Registered Holder of this Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant so surrendered.

         15. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         16. MAILING OF NOTICES. Any notices required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient (i) immediately when delivered personally or by facsimile, (ii) twenty-four (24) hours after being deposited with an overnight courier service (e.g. Federal Express) for next day delivery, or (iii) seventy-two (72) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed as follows:

         If to the Registered Holder:

         Union Labor Life Insurance Company
         111 Massachusetts Avenue, N.W.
         Washington, D.C. 20001
         Facsimile:  (202) 682-4690
         Attention:  Mr. Robert Kennedy

         With a copy to:

         Paul, Hastings, Janofsky & Walker LLP
         555 South Flower Street, Suite 2300
         Los Angeles, California 90071
         Facsimile:  (213) 627-0705
         Attention:  Craig S. Seligman, Esq.

         If to the Company:

         LendingTree, Inc.
         11115 Rushmore Drive
         Charlotte, North Carolina 28277
         Facsimile:  (704)  540 - 2486
         Attention: Keith Hall, Robert J. Flemma, Jr., Matt Packey

         with a copy to:

         Kennedy Covington Lobdell & Hickman, L.L.P.
         100 North Tryon Street, Suite 4200
         Charlotte, North Carolina 28202-4006
         Facsimile:  (704)  331-7598
         Attention:  Sean M. Jones, Esq.

         Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days' advance written notice as aforesaid to the other parties.

         17. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company; and except as otherwise provided herein, no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock purchasable hereunder unless, until and to the extent that this Warrant shall be exercised.

         18. NO FRACTIONAL SHARES. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of Warrant Stock on the date of exercise, as determined in accordance with Section 1(c)(ii).

         19. AMENDMENT OR WAIVER. This Warrant or any provision thereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         20. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         21. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         22. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company and inure to the benefit of the Registered Holder and its successors and assigns.

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                        LendingTree, Inc.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                                                      APPENDIX A

                                FORM OF PURCHASE

[To be executed only upon exercise of Warrant]


To LendingTree, Inc.:

The undersigned registered holder of the within Warrant hereby irrevocably
exercises such Warrant for, and purchases thereunder, [      ] shares of Warrant
Stock of LendingTree, Inc. and herewith makes payment of $        therefor OR by
conversion of ______% of the Warrant, and requests that the certificates for such shares be issued in the name of, and delivered to, whose address is set forth below.

Date:
                                      ------------------------------------------
                                      (Signature must conform in all respects to name of holder as specified on the face of Warrant)


                                      ------------------------------------------
                                      (Street Address)


                                      ------------------------------------------
                                      (City) (State) (Zip Code)

                                                                      APPENDIX B

                               FORM OF ASSIGNMENT


FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

                                 Name of Assignee
                                                 -------------------------------
                                 Address
                                        ----------------------------------------
                                 No. of Shares
                                              ----------------------------------


and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of Lending Tree, Inc., maintained for the purpose, with full power of substitution in the premises.

                                 DATED:
                                       ------------------------------------


                                 ------------------------------------------
                                 (Signature)


                                 ------------------------------------------
                                 (Witness)

                                                                      SCHEDULE A


          LAST                              FIRST              WARRANTS   PRICE
          ----                              -----              --------   -----
CSW # 1   Phoenix Strategic Capital Corp.                         9,525   $ 4.72
CSW # 2   Seacris Group, Ltd.                                    63,500   $ 4.72
CSW # 3   Field                             Richard              16,510   $ 7.87
CSW # 4   Tozer                             James                     -   $ 7.87
CSW # 5   Hovde Financial Corp                                    9,144   $ 7.87
CSW # 6   Garrity Investments LLC                                15,240   $ 7.87
CSW # 7   Schiebler                         William               7,620   $ 7.87
CSW # 8   Georgescu                         Barbara & Peter       7,620   $ 7.87
CSW # 9   Prince                            John                  4,572   $ 7.87
CSW # 10  Prince                            John, ACF Courtney    1,524   $ 7.87
CSW # 11  Prince                            John, ACF Matthew     1,524   $ 7.87
CSW # 12  Hovde Financial Corp                                    6,096   $ 7.87
CSW # 13  ULLICO Separate Acct P                                381,000   $ 4.72
CSW # 14  Prudential Securities Inc.                            127,000   $12.00
CSW # 14  CNBC                                                   95,250   $ 7.87
CSW # 16  CNBC                                                   95,250   $ 7.87
CSW # 17  Tozer-Roddy  Katherine                                  2,540   $ 7.87
CSW # 18  Roddy, Jr.                        James                 2,540   $ 7.87
CSW # 19  Tozer-Brown                       Farran                2,540   $ 7.87
CSW # 20  Brown                             Robert                2,540   $ 7.87
CSW # 21  Tozer                             Elizabeth             2,540   $ 7.87
CSW # 22  Tozer                             Charlotte             2,540   $ 7.87
CSW # 23  Shah                              Raju                  1,270   $ 7.87
CZ-1      Capital Z (comm. fee)                                 135,000
                                                                =======
                                                                992,885

In addition, in connection with and as payment for the advisory services performed by Merrill Lynch in connection with the Financing Transactions (as such term is defined in the Credit Agreement), the Company shall issue to Merrill Lynch Warrants to purchase up to 112,500 shares of Common Stock.